COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2021
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11: COMMITMENTS AND CONTINGENCIES

The Company accounts for contingent liabilities in accordance with Accounting Standards Codification (“ASC”) Topic 450, Contingencies. This guidance requires management to assess potential contingent liabilities that may exist as of the date of the financial statements to determine the probability and amount of loss that may have occurred, which inherently involves an exercise of judgment. If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed. For loss contingencies considered remote, no accrual or disclosures are generally made. Management has assessed potential contingent liabilities as of September 30, 2021, and based on that assessment there are no probable loss contingencies requiring accrual or establishment of a reserve.

DMB Note Collection Action

DMB Group, LLC (“DMB”) filed a lawsuit against Data443 Risk Mitigation, Inc., a North Carolina corporation, the Company’s wholly-owned subsidiary (the “Subsidiary”), June 17, 2021 in County Court in Denton County, Texas, naming the Subsidiary as the defendant (the “Complaint”). DMB claimed a breach of the note issued to it on or around 16 September 2019 in the original principal amount of $940,000 (the “DMB Note”). The DMB Note was issued by the Subsidiary in connection with the Subsidiary’s acquisition of assets from DMB. DMB claims that the Subsidiary is delinquent on its payments under the DMB Note and is therefore in default under the DMB Note. The Company has already accounted for the liability owed under the DMB Note. The matter was settled on September 2021 by mutual agreement of the involved parties. The Subsidiary will make payment of the remaining amount due under the DMB Note over the next six months. This matter is now considered closed.

DATA443 RISK MITIGATION, INC.

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2021

Employment Related Claims

The Company views most legal proceedings involving claims of former employees as routine litigation incidental to the business, and therefore not material. The Company is currently involved in two such matters with former employees. One matter involves three former employees, and that matter has been resolved and settled. The other matter involves one former employee who is seeking additional compensation. In response, the Company believes that the former employee was terminated “for cause” and is owed no further consideration or compensation. The Company intends to vigorously dispute the claim.

Litigation

In the ordinary course of business, we are involved in a number of lawsuits incidental to our business, including litigation related to intellectual property, employees, and commercial matters. Although it is difficult to predict the ultimate outcome of these cases, management believes that any ultimate liability would not have a material adverse effect on our consolidated financial condition or results of operations. However, an unforeseen unfavorable development in any of these cases could have a material adverse effect on our consolidated financial condition, results of operations, or cash flows in the period in which it is recorded.